                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                 _____________

                                   FORM 8-K


                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                        Date of Report:  March 25, 1997
                                         --------------
                       (Date of Earliest Event Reported)



                         CMC SECURITIES CORPORATION II
            ------------------------------------------------------
            (Exact Name of Registrant as Specified in its Charter)


       DELAWARE                 33-56778                75-2473215
(State of Incorporation)   (Commission File No.)     (I.R.S. Employer
                                                    Identification No.)


                      2711 North Haskell
                          Suite 900
                         Dallas, Texas                    75204
            ------------------------------------------------------
            (Address of Principal Executive Offices)    (Zip Code)


Registrant's Telephone Number, Including Area Code:  (214) 874-2323
                                                     --------------

                         CMC SECURITIES CORPORATION II

                                   FORM 8-K



                                     INDEX

                                                                       PAGE
                                                                       ----
ITEM NUMBER

    Item 5.     Other Events..........................................  3

    Item 7.     Financial Statements and Exhibits.....................  3

SIGNATURES............................................................  3

                            ITEM 5.  OTHER EVENTS.
                                     -------------

Monthly distributions of principal and interest are made with respect to the outstanding Series of CMC Securities Corporation II's REMIC Pass-Through Certificates listed below as of the 25th day of each calendar month (each, a "Distribution Date"). In connection with each Distribution Date for each outstanding Series, the Trustee receives a report (each, a "Collateral Summary and Remittance Report") containing certain information regarding remittances on the collateral underlying the related Certificates. Based on such information, the Trustee is required to prepare and mail to each Certificateholder of each outstanding Series on each Distribution Date a statement to certificateholders (each, a "Statement to Certificateholders") setting forth certain information regarding the Certificates of such Series as of such Distribution Date. Relevant information contained in the Collateral Summary and Remittance Report and Statement to Certificateholders for the March 25, 1997 Distribution Date for each outstanding Series is summarized and included as Exhibits to this filing. Capitalized terms used herein but not otherwise defined have the meanings set forth in the applicable Pooling Agreement.

                         SERIES DESIGNATION                 DISTRIBUTION OF PRINCIPAL AND INTEREST ON SERIES
                         ------------------                 ------------------------------------------------
                         Series 1993-2A                                 $ 1,463,892.51
                         Series 1993-2B                                 $ 2,312,484.67
                         Series 1993-2C                                 $ 1,191,950.63
                         Series 1993-2D                                 $ 1,866,571.41
                         Series 1993-2E                                 $ 2,983,805.38
                         Series 1993-2F                                 $ 1,735,349.67
                         Series 1993-2G                                 $ 1,704,705.68
                         Series 1993-2H                                 $ 1,348,849.29
                         Series 1993-2I                                 $ 3,230,217.01
                         Series 1995-A                                  $ 4,996,868.58
                         Series 1996-A                                  $ 1,581,617.68
                         Series 1996-B                                  $ 3,808,234.88
                         Series 1996-C                                  $11,740,085.12


         ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.
                  ----------------------------------

(C)    EXHIBITS:

       Series    Exhibit No.      Description
       ------    -----------      -----------

       All         28.1           Collateral Summary and Remittance Report.
       All         28.2           Summary of Trustee's Reports to Bondholders.



                                  SIGNATURES
                                  ----------

Pursuant to the Requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the Undersigned hereunto duly authorized.

                                       CMC SECURITIES CORPORATION II


May 15, 1997                           By: /s/ Phillip A. Reinsch
                                           -----------------------------------
                                           Phillip A. Reinsch - Vice President

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         CMC SECURITIES CORPORATION II

May 15, 1997                             By:/s/ Phillip A. Reinsch
                                            ----------------------------------
                                            Phillip A. Reinsch - Vice President